                                  EXHIBIT 10.1
                               EXCHANGE AGREEMENT

         EXCHANGE AGREEMENT ("Agreement") dated as of this 1st day of November, 2002 by and among GOOD STEP LIMITED, a company incorporated in the British Virgin Islands ("Good Step"), the shareholders of Good Step identified on
Schedule I hereto (the "Good Step Shareholders"), SCORE ONE, INC., a Nevada corporation ("Score One"), and I.WORLD LIMITED ("I.WORLD").

                                    RECITALS

         The Good Step Shareholders hold 1,000 ordinary shares of Good Step (the "Good Step Shares"), which constitute all of the issued and outstanding shares of Good Step.

         Upon the terms and subject to the conditions set forth herein, the Good Step Shareholders and Score One desire to effect the exchange of the Good Step Shares for (i) 57,000 shares of Series B Non-Voting Convertible Preferred Stock of Score One (the "Series B Shares"), which Series B Shares shall be convertible into shares of Score One's Common Stock at any time after the six month anniversary of the Closing Date (as hereinafter defined) at an initial conversion rate of 1,000 shares of Common Stock for each share of Series B Stock and shall have the other rights, powers and privileges as are set forth in the Certificate of Designation for the Series B Shares attached as Exhibit A hereto (the "Certificate of Designation"), and (ii) $7,900,000 in cash (the "Cash Consideration") payable on the six month anniversary of the Closing Date.

         In consideration of the foregoing and the mutual covenants, representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         1.1. Definitions: When used herein, the following terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any given Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Assets" means all properties, assets, Contracts, business, goodwill and rights of a Person as a going concern, of every kind, nature, character and description, tangible and intangible, wherever located and whether or not carried or reflected on the books and records of a Person on the Closing Date.


                                  Exhibit 10.1
                                      - 1 -







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         "Contract" means any contract, agreement, lease, license, arrangement, commitment, sales order, purchase order or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written.

         "Employee Benefit Plan" means any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (iv) Employee Welfare Benefit Plan or material fringe benefit plan or program.

         "Employee Pension Benefit Plan" has the meaning set forth in ERISA
Section 3(2).

         "Employee Welfare Benefit Plan" has the meaning set forth in ERISA
Section 3(1).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

         "Export Control Laws" shall mean all laws, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretations thereof, relating to the export or re-export of commodities and technologies. Export Control Laws include, but are not limited to, the Export Administration Act of 1979 (24 U.S.C.
'SS''SS' 2401-2420); the International Emergency Economic Powers Act (50 U.S.C. 'SS''SS' 1701-1706); the Trading with the Enemy Act (50 U.S.C. 'SS''SS' 1 et seq); the Arms Export Control Act (22 U.S.C. 'SS''SS' 2778, 2779); and the International Boycott Provisions of Section 999 of the Code.

         "GAAP" shall mean generally accepted accounting principles in the United States as of the date of this Agreement consistently applied.

         "Intellectual Property" means any and all (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) copyrightable works, whether or not registered, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) mask works and all applications, registrations, and renewals in connection therewith, (v) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blueprints, sketches, storyboards, models, engineering drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (vi) computer software (including data and related documentation),
(vii) other proprietary rights and Know-how, (viii) copies and tangible embodiments thereof (in whatever form or medium) and (ix) licenses and sublicenses granted and obtained with respect thereto, and rights thereunder.

                                  Exhibit 10.1
                                      - 2 -







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         "Know-how" means any and all technical knowledge, proprietary rights, patented or unpatented inventions, trade secrets, analytical methodology, processes, data and all other information or experience possessed by, as the case may be, Score One or Good Step, or which Score One or Good Step have the right to use.

         "Liabilities" means any direct or indirect liability, indebtedness, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, known or unknown, contingent or otherwise.

         "Lien" means any mortgage, lien, pledge, charge, security interest, license, lease, claim, restriction, option, conditional sale or installment Contract or encumbrance of any kind.

         "Person" shall include an individual, a partnership, a corporation, a limited liability company or a division or business unit thereof, a trust, an unincorporated organization, a government or any department or agency thereof and any other entity.

         "Securities Act" shall mean the United States Securities Act of 1933, as amended.

         1.2. Accounting Terms. Unless specifically defined herein, accounting terms shall have the meaning specified by GAAP.

         1.3 Monetary Terms. All references to "Dollars" or "$" shall mean US Dollars unless otherwise specified.

                                  ARTICLE II.

                       CONSIDERATION FOR GOOD STEP SHARES

         2.1. Delivery of Good Step Shares. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the Good Step Shareholders shall sell, transfer, assign and convey to Score One, and Score One shall acquire, the Good Step Shares, and the Good Step Shareholders shall deliver to Score One share certificates representing the number of Good Step Shares set forth opposite each such Good Step Shareholder's name on Schedule I, duly endorsed to Score One or accompanied by stock powers duly executed in proper form for transfer.

         2.2. Issuance of Score One Shares; and Payment of Cash Consideration. In consideration of and in exchange for the Good Step Shares, Score One shall:

                  (i) at the Closing, issue to the Good Step Shareholders, and the Good Step Shareholders shall acquire, the number of Series B Shares set forth opposite each Good Step Shareholder's name on Schedule I, and Score One shall deliver to the Good Step Shareholders share certificates representing newly issued Series B Shares; and

                  (ii) on the six month anniversary of the Closing Date (the "Payment Date"), pay to the Good Step Shareholders an aggregate of $7,900,000 in the amounts set forth opposite each Good Step Shareholder's name on Schedule I.


                                  Exhibit 10.1
                                      - 3 -







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                                  ARTICLE III.

                                     CLOSING

         3.1. Closing. The closing (the "Closing") of the transactions contemplated hereby shall be held at the offices of Piper Rudnick LLP located at 1251 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on or before November 30, 2002 or within five (5) days after the conditions contained in Articles VII and VIII have been satisfied or waived or at such other place and time as may be agreed upon by the parties hereto. The time and date of the Closing is referred to herein as the "Closing Date." At the Closing, in addition to the exchange of the Good Step Shares and the Score One Shares, the parties hereto shall deliver such certificates, opinions and other documents as are specified in Articles VII and VIII.

         3.2. Transfer Taxes. Each of the Good Step Shareholders and Score One, as the case may be, shall be responsible for any transfer and similar taxes assessed or payable by each of them in connection with the sale and transfer of the Good Step Shares or issuance of the Series B Shares, as the case may be, and the transactions contemplated hereby.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                   OF GOOD STEP AND THE GOOD STEP SHAREHOLDERS

         Good Step and the Good Step Shareholders, jointly and severally, represent and warrant to, and agree with, Score One as follows:

         4.1. Organization.

                  (a) Good Step is a corporation duly organized, validly existing and in good standing under the laws of British Virgin Islands. Good Step has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Good Step is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by Good Step or the nature of the business conducted by it makes such qualification necessary. Good Step has heretofore made available to Score One true, accurate and complete copies of Good Step's Memorandum and Articles of Association as in effect on the date hereof and minutes of all meetings of the stockholders and directors of Good Step held through and including the date of this Agreement. Good Step is not in violation of any of the provisions of its Memorandum and Articles of Association. Good Step has no subsidiaries or any equity interest in any other Person.

                  (b) Good Step has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of Good Step and no other corporate proceedings on the part of Good Step are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Good Step

                                  Exhibit 10.1
                                      - 4 -







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and the Good Step Shareholders and constitutes the legal, valid and binding obligations of Good Step and the Good Step Shareholders, enforceable against them in accordance with its terms.

         4.2. Capitalization. Good Step has authorized capital stock of 50,000 Ordinary Shares, par value $1.00 per share, of which 1,000 shares are issued and outstanding as of the date hereof. All issued and outstanding shares of capital stock of Good Step have been duly authorized, validly issued, fully paid, nonassessable and are free of preemptive rights. There are no other convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Good Step to issue, transfer or sell any of its securities. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

         4.3. Share Ownership. The Good Step Shareholders have full and valid title and control of the Good Step Shares free and clear of any Lien. None of the Good Step Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement.

         4.4. No Conflict; Required Filings and Consents.

                  (a) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Memorandum and Articles of Association of Good Step, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Good Step or the Good Step Shareholders are bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a material adverse effect on the business, operations, Assets, Liabilities, condition (financial or otherwise), results of operations or prospects (a "Material Adverse Effect") of Good Step or the Good Step Shareholders.

                  (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

         4.5. Financial Statements.

                  (a) Good Step's balance sheets at September 30, 2002 and 2001 (the "Good Step Balance Sheets"), and the related statements of operation, statements of stockholders' equity and statements of cash flows for the twelve months ended September 30, 2002 and the period from inception to September 30, 2001 (the "Good Step Financial Statements"), all audited by Messrs. Weifang Certified Public Auditors, independent certified public accountants, copies of which have been delivered by Good Step to Score One, fairly present the financial condition of Good Step as of said dates and the results of its operations for the periods then ended, in conformity with GAAP for the periods covered (other than, in the case of interim financial statements, for normal year-end adjustments). The Good Step Financial Statements (i)

                                  Exhibit 10.1
                                      - 5 -







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are in accordance with the books and records of Good Step and (ii) present fairly the financial position and results of operations of Good Step at the dates and for the periods to which they relate. Good Step has maintained its books of account on a consistent basis, and such books and records are, and during the periods covered by the Good Step Financial Statements were, correct and complete in all material respects, fairly and accurately reflect and reflected the income, expenses, assets and liabilities of Good Step, and provide and provided a fair and accurate basis for the preparation of the Good Step Financial Statements and of the tax returns and reports of Good Step.

                  (b) Except and as to the extent reflected in the Good Step Balance Sheets, on September 30, 2002, Good Step did not have any direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to September 30, 2002 which would be required to be reflected on the September 30, 2002 balance sheet in accordance with GAAP other than liabilities incurred in the ordinary course of business.

         4.6. Real and Personal Property. Good Step has good and marketable title to, or valid leasehold or license interests in, all real property or other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on its books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, other than Liens for taxes not yet due and payable. All of the real property and Assets owned or leased by Good Step are in all material respects in working condition and repair, ordinary wear and tear excepted.

         4.7. No Undisclosed Liabilities. Good Step has had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing on the date hereof which would have a Material Adverse Effect on Good Step.

         4.8. Absence of Certain Changes. Since September 30, 2002, there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Good Step, and nothing has occurred relative to the business or prospects of Good Step which would have a Material Adverse Effect on the future business of Good Step.

         4.9. Litigation. No material investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to Good Step is pending or, to the knowledge of Good Step, threatened against Good Step, and no governmental entity or regulatory body has advised Good Step of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Good Step, threatened against or affecting Good Step at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Good Step pursuant to this Agreement. As of the date hereof, Good Step is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Good Step which would have a material adverse effect on Good Step.

         4.10. Contracts. Good Step has previously provided Score One access to true, correct and complete copies of all material Contracts to which Good Step is a party. As to such

                                  Exhibit 10.1
                                      - 6 -







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Contracts, (i) there are no existing breaches or defaults by Good Step or the
Good Step Shareholder thereunder or, to the knowledge of Good Step, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Good Step or the Good Step Shareholders thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than Good Step, it shall be limited to the knowledge of Good Step;
(iii) none of them will result in any loss to Good Step upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to Good Step of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the consummation of the transactions contemplated hereby.

         4.11. Intellectual Property.

               (a) Good Step owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of Good Step as proposed to be conducted. Good Step has taken all commercially reasonable action to maintain and protect each item of Intellectual Property that it owns or uses.

               (b) Good Step has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and Good Step has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that Good Step must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of Good Step, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of Good Step.

         4.12. Licenses, Permits and Consents; Compliance with Applicable Law.

               (a) Good Step has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Good Step or any of its employees by reason of such employee's activities on behalf of Good Step under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Good Step, and all of such listed licenses and permits are in full force and effect as of the date hereof. Good Step has not received notice and, to the knowledge of Good Step, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

               (b) Good Step is not in violation or breach of any, and the business and operations of Good Step comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto and Good Step is not in material violation of or in material default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.

         4.13. Tax Matters. Good Step has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise other than those being contested in good faith, and has made appropriate provision

                                  Exhibit 10.1
                                      - 7 -







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for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by Good Step contains or will contain a disclosure statement under Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of Good Step, and no Assets used in the business of Good Step, are subject to any Liens for taxes.

         4.14. Export Control and Related Matters. Good Step is in compliance in all material respects with all United States Export Control Laws, and is in compliance in all material respects with all foreign Export Control Laws. Good Step has all necessary authority under the Export Control Laws to conduct operations including, but not limited to, (i) all licenses for any pending export transactions, (ii) all licenses and clearances for the disclosure of information to foreign persons and (iii) all registrations with government agencies with authority to implement the Export Control Laws.

         4.15. Environmental, Health and Safety Matters Good Step and its respective predecessors have at all times complied with, and Good Step is presently in compliance with, all material environmental, health, and safety requirements required by applicable United States law.

         4.16. Finder's Fee. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, Good Step, who might be entitled to any fee or commission from Good Step, Score One or their Affiliates upon the consummation of the transactions contemplated hereby.

         4.17. Securities Law Acknowledgments. The Good Step Shareholders acknowledge that the Score One Series B Shares are, and will be, offered and sold to the Good Step Shareholders in reliance on specific exemptions from the registration requirements of United States federal and state securities laws. The Good Step Shareholders will not sell or otherwise transfer the Score One Series B Shares without registration under the Securities Act or an exemption therefrom, and fully understand and agree that the Good Step Shareholders or any such transferee must bear the economic risk of holding the Score One Series B Shares for an indefinite period of time because, among other reasons, the Score One Series B Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for Score One. The Good Step Shareholders are acquiring the Score One Series B Shares for the account of the Good Step Shareholders for investment and not with a view to resale or distribution except in compliance with the Securities Act.

         4.18. Regulation S Exemption. Each Good Step Shareholder understands that the Series B Shares and any Common Stock issued upon conversion of the Score One Series B Shares are being and will be offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated pursuant to the Securities Act and that Score One is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of each Good Step Shareholder set forth herein in order to determine the applicability of such

                                  Exhibit 10.1
                                      - 8 -







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exemptions and the suitability of each Good Step Shareholder to acquire Series B
Shares and the Common Stock of Score One issuable upon conversion of the Series
B Shares. In this regard, each Good Step Shareholder represents, warrants and agrees that:

                  (a) Each Good Step Shareholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Seller. A "U.S. person" means any one of the following:

                  (i) any natural person resident in the United States;

                  (ii) any partnership or corporation organized or incorporated under the laws of the United States;

                  (iii) any estate of which any executor or administrator is a U.S. person;

                  (iv) any trust of which any trustee is a U.S. person;

                  (v) any agency or branch of a foreign entity located in the United States;

                  (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

                  (viii) any partnership or corporation if:

                           (1) organized or incorporated under the laws of any foreign jurisdiction; and

                           (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                  (b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Good Step Shareholder was outside of the United States.

                  (c) Each Good Step Shareholder will not, during the period commencing on the date of acquisition of the Series B Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares in the United States, or to a U.S. person or for the account or benefit of a U.S. person, or otherwise in a manner that is not in compliance with Regulation S.

                                  Exhibit 10.1
                                      - 9 -

                  (d) Each Good Step Shareholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

                  (e) No Good Step Shareholder has engaged in and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares within the United States, including without limitation, any put, call or other option transaction, option writing or equity swap.

                  (f) No Good Step Shareholder nor any person acting on such Good Step Shareholder's behalf has engaged, nor will, during the Restricted Period, engage in any directed selling efforts to any U.S. Person with respect to the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares and each Good Step Shareholder and any Person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                  (g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (h) No Good Step Shareholder nor any Person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares. Each Good Step Shareholder agrees not to cause any advertisement of the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only in compliance with any local applicable securities laws.

                  (i) Each certificate representing the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                           (a) "THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND

                                  Exhibit 10.1
                                     - 10 -

                           EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

                           (b) "TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                  (j) Each Good Step Shareholder consents to Score One making a notation on its records or giving instructions to any transfer agent of Score One in order to implement the restrictions on transfer of the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares set forth in this Section 4.18.

                  (k) Each Good Step Shareholder agrees that it will not transfer the Series B Shares or any shares of Score One Common Stock issuable upon conversion of the Series B Shares, and Score One shall not be required to transfer the shares unless the transferee executes a representation letter in form satisfactory to Score One.

         4.19. Accuracy of Representations. The representations and warranties made by Good Step and the Good Step Shareholders in this Agreement, and in any certificate or Schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on Good Step which has not been set forth in this Agreement or described in the Schedules hereto.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                                  OF Score One

         Score One, represents and warrants to, and agrees with, Good Step and the Good Step Shareholders as follows (except where the context otherwise requires, references to Score One include Score One and its subsidiaries):

         5.1. Organization; Authority.

                  (a) Score One is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Score One has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Score One is duly qualified to do business and in good standing as a foreign

                                  Exhibit 10.1
                                      - 11 -
corporation in each jurisdiction in which the property owned, leased or operated by Score One or the nature of the business conducted by it makes such qualification necessary. Score One has heretofore made available to Good Step true, accurate and complete copies of Score One's Articles of Incorporation and By-Laws as in effect on the date hereof and minutes of all meetings of the stockholders and directors of Score One held through and including the date of this Agreement. Score One is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.

                  (b) Score One has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and, if necessary, the stockholders of Score One and no other corporate proceedings on the part of Score One are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

                  (c) This Agreement has been duly authorized, executed and delivered by Score One and constitutes the legal, valid and binding obligations of each of them, enforceable against them in accordance with its terms. The issuance of the Score One Series B Shares have been duly authorized by all required corporate action on the part of Score One. The Score One Series B Shares when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens.

         5.2. Capitalization. Score One has authorized capital stock of 50,000,000 shares of Common Stock, no par value, of which 4,485,564 shares are issued and outstanding as of the date hereof and 5,000,000 Shares of Preference Stock, of which 500,000 have been designated Series A Convertible Preferred Stock, of which 259,880 shares are issued and outstanding and commitments have been made for the issuance of an additional 45,930 shares . Prior to the Closing, Score One shall have designated 57,000 shares of Preferred Stock as Series B Preferred Stock. All issued and outstanding shares of capital stock of Score One have been duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no convertible securities, options, warrants, subscription calls or other rights or agreements, arrangements or commitments obligating Score One to issue, transfer or sell any of its securities. All of such shares have been issued in compliance with all Federal and State securities law. None of such issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof.

         5.3. No Conflict; Required Filings and Consents.

                  (a) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree, (ii) violate or conflict with the Articles of Incorporation or By-Laws of Score One, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of any Contract, permit, license or franchise to which Score One is bound or affected, except for conflicts, violations, breaches or defaults which, in the aggregate, would not have a Material Adverse Effect on Score One.

                                  Exhibit 10.1
                                      - 12 -

                  (b) The execution, delivery or performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any notice, report or other filing with any governmental authority, domestic or foreign, or require any waiver, consent, approval or authorization of any Person or any governmental or regulatory authority, domestic or foreign.

         5.4. SEC Reports; Financial Statements.

                  (a) Score One has previously delivered to Good Step true and complete copies of its Form 10-KSB for the fiscal year ended December 31, 2001 and its Forms 10-QSB for the quarters ended March 31, 2002 and June 30, 2002 (the "SEC Reports"), and all other documents (other than preliminary material) that Score One was required to file with the SEC since the filing of its Form 10-KSB. Prior to the Closing Date, Score One will have furnished Good Step with true and complete copies of any additional SEC Reports required to be filed by Score One, if any, with the SEC prior to the Closing Date. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document.

                  (b) The financial statements of Score One, including the notes thereto, included in the SEC Reports, comply as to form in all material respects with applicable accounting requirements and with respect to the published regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Score One at the dates thereof and for the periods to which they relate.

                  (c) Except and as to the extent reflected in the June 30, 2002 balance sheet of Score One included in its June 30, 2002 10-QSB, Score One did not have any direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to June 30, 2002 which would be required to be reflected on the June 30, 2002 balance sheet in accordance with GAAP.

         5.5. Real and Personal Property.

                  (a) Score One does not own any real property or lease any property which is material to the operation of its business, would result in any material liability if the lease were terminated prior to the expiration of the term thereof or would interfere with the business of Score One if it was required to vacate such premises.

                  (b) Score One has good and marketable title to, or valid leasehold or license interests in, all other Assets used or held for use in the conduct of its business, including, without limitation, the Assets reflected on the books and records or acquired after the date thereof (other than those which have been disposed of in the ordinary course of business since such date), free and clear of any Liens, Liens reflected on its books and records and Liens for Taxes not yet due and payable. All of the Assets owned or leased by Score One are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained. There are no

                                  Exhibit 10.1
                                      - 13 -
material capital expenditures currently contemplated or necessary to maintain the current business of Score One.

         5.6. No Undisclosed Liabilities. Except as set forth in Score One's financial statements Score One had no direct or indirect Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on the date hereof.

         5.7. Absence of Certain Changes. Since June 30, 2002 there has been no material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Score One, and nothing has occurred relative to the business or prospects of Score One which would have a Material Adverse Effect on the future business of Score One.

         5.8. Tax Matters. Score One has filed all tax returns required to be filed by it (or has filed appropriate extensions therefor), has paid all taxes due whether identified on the tax returns or otherwise, and has made appropriate provision in the Score One Financial Statements for any taxes not yet due, and all such tax returns were true, correct and complete. None of the tax returns described in the preceding sentence or otherwise filed by or on behalf of Score One contains or will contain a disclosure statement under Section 6661 of the Code or any similar provision of state, local, foreign or other law. No assets of Score One, and no Assets used in the business of Score One, are subject to any Liens for taxes.

         5.9. Entire Business. No portion of the business of Score One is conducted by any Affiliate of Score One or any third party and all of the Assets necessary for the conduct of the business of Score One as presently conducted are owned by Score One. All such Assets are exclusively owned or leased and used by Score One and its customers.

         5.10. Litigation. No material investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to Score One is pending or, to the knowledge of Score One, threatened against Score One, and no governmental entity or regulatory body has advised Score One of an intention to conduct the same. There is no claim, action, suit, investigation or proceeding pending or, to the knowledge of Score One, threatened against or affecting Score One at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by Score One pursuant to this Agreement. As of the date hereof, Score One is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to Score One which would have a Material Adverse Effect on Score One.

         5.11. Employee Benefit Plans. Score One does not maintain or contribute to, or is required to maintain or contribute to any Employee Benefit Plan. To the knowledge of Score One, Score One does not contribute to, ever has contributed to, or ever has been required to contribute to, any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan. Score One does not maintain or ever has maintained or contribute, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

                                  Exhibit 10.1
                                      - 14 -

     5.12. Contracts. Score One has previously made available to Good Step access to true, correct and complete copies of all material Contracts to which Score One is a party. As to such Contracts, (i) there are no existing breaches or defaults by Score One thereunder or, to the knowledge of Score One, by the other parties to such Contracts; (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by Score One thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than Score One, it shall be limited to the knowledge of Score One; (iii) none of them will result in any loss to Score One upon completion or performance thereof; and (iv) none of the parties to Contracts have expressed an indication to Score One of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts as a result of the transactions contemplated hereby.

     5.13. Intellectual Property.

         (a) Score One owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of Score One and as proposed to be conducted. Score One has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

         (b) To the best knowledge of Score One, Score One has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties and Score One has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that either Score One must license or refrain from using any Intellectual Property rights of any third Person). To the knowledge of Score One, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any Person.

     5.14. Licenses, Permits and Consents; Compliance with Applicable Law.

         (a) Score One has all licenses and permits which individually or in the aggregate are material to the conduct of the business of Score One or any of its employees by reason of such employee's activities on behalf of Score One under applicable law or by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of Score One, and all of such listed licenses and permits are in full force and effect as of the date hereof. Score One has not received notice and, to the knowledge of Score One, there is no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.

         (b) Score One is not in violation or breach of any, and the business and operations of Score One comply in all material respects and are being conducted in accordance with, all governing laws, regulations and ordinances applicable thereto and Score One is not in violation of or in default under, any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.


                                  Exhibit 10.1
                                     - 15 -

     5.15. Environmental, Health and Safety Matters Score One and its respective predecessors have at all times complied with, and Score One is presently in compliance with, all environmental, health, and safety requirements required by applicable law.

     5.16. Finder's Fee. There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, Score One or their respective Affiliates who might be entitled to any fee or commission from Score One, Good Step or their respective Affiliates upon the consummation of the transactions contemplated hereby or thereafter.

     5.17. Accuracy of Representations. The representations and warranties made by Score One in this Agreement, and in any certificate or Schedule referenced hereby or attached hereto, do not contain, and will not contain, any statement which is false or misleading with respect to any material fact and do not and will not omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not materially false or misleading. There is no material fact or condition which could have a Material Adverse Effect on Score One which has not been set forth in this Agreement or described in the Schedules hereto.

                                   ARTICLE VI.

                                    COVENANTS

         6.1. Conduct of Business of Score One and Good Step. From the date hereof to the Closing Date, each of Good Step and Score One, shall with respect to itself and its subsidiaries:

               (i) conduct its business only in the ordinary course and in substantially the same manner as heretofore conducted;

               (ii) maintain and keep its assets in good repair, working order and condition, except for ordinary wear and tear;

               (iii) use its best efforts to maintain and preserve its business organization intact, retain its present employees so that they will be available after the Closing Date, and maintain its relationships with its customers so that they will be preserved after the Closing Date; and

               (iv) not take any action which would cause the representations and warranties set forth herein to be untrue or which would have a Material Adverse Effect on the business of Good Step or Score One, as the case may be.

     6.2. No Solicitation. Neither Good Step or Score One shall, and each shall direct and otherwise cause their and their subsidiaries' respective officers, directors, partners, financial advisors, counsel, agents and Affiliates not to,
(i) directly or indirectly solicit, encourage or facilitate (including by way of furnishing any non-public information concerning Good Step or Score One or their respective subsidiaries, as the case may be) the submission of proposals or offers from any Person other than Good Step and Score One relating to any acquisition or purchase of all or a material part of the stock or assets of, or any merger, consolidation or business combination with, Good Step or Score One or their respective subsidiaries, as the case



                                  Exhibit 10.1
                                     - 16 -
may be (an "Acquisition Proposal"), or (ii) participate in any discussions or negotiations regarding, or furnish any non-public information to any Person other than the other parties hereto in connection with, any Acquisition Proposal by any Person other than Good Step, Score One or their respective Affiliates, as the case may be.

     6.3. Access to Information; Confidentiality.

         (a) Between the date of this Agreement and the Closing Date, Good Step, on the one hand, and Score One, on the other hand, shall give to the other(s) and their respective lenders, officers, directors, financial advisors, counsel and other agents access to all offices of Good Step or Score One or their respective subsidiaries, as the case may be, and to all of its respective books and records, permit them to make such inspections as they may require and shall cause Good Step's or Score One's respective officers, directors and employees to furnish the other(s) and their prospective lenders, officers, directors, financial advisors, counsel and other agents with such financial and operating data and other information with respect to the business and properties of Good Step and Score One and their respective subsidiaries, as they may from time to time reasonably request, and as may be necessary to establish the performance by the parties hereto of their covenants under this Agreement and the accuracy of their representations and warranties herein, and in connection with the preparation of any filing or submission to any governmental entity or regulatory body.

         (b) Good Step, on the one hand, and Score One, on the other hand, shall hold, and shall use commercially reasonable efforts to cause their respective officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to hold, in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of their counsel, by other requirements of law, all documents and information concerning Good Step or Score One or their respective Subsidiaries, as the case may be, furnished to the other in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of Good Step or any of their respective Affiliates on the one hand, or Score One or any of their Affiliates, on the other hand; or
(ii) later lawfully acquired without the breach of any other agreement by a party hereto or their respective officers, directors, partners, financial advisors, counsel and other agents from other sources) and will not release or disclose such information to any other Person, except its officers, directors, prospective lenders, financial advisors, counsel and other agents in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained as hereinbefore provided, and, if requested by any party hereto case may be, the other(s) will, and will cause its officers, directors, partners, prospective lenders, financial advisors, counsel and other agents to, return to the requesting party all copies of written information furnished by or on its behalf to the other(s) or their respective officers, directors, prospective lenders, financial advisors, counsel and other agents.

     6.4. Best Efforts. Subject to the terms and conditions herein provided, each party hereto agrees to use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, including making all required submissions or filings with governmental entities and regulatory bodies, to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement, the parties hereto or their officers, directors or




                                  Exhibit 10.1
                                     - 17 -
representatives shall take all such necessary action. Each party hereto shall execute any additional instruments necessary to consummate the transactions contemplated hereby.

     6.5. Consents. Each party hereto shall use their best efforts to obtain, at its expense, all consents, approvals and waivers of third Persons or governmental entities or regulatory bodies required to consummate the transactions contemplated hereby.

     6.6. Public Announcements. Each of the parties hereto will consult with one another before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby and shall not, except as may be required by law or any listing agreements with any national securities exchange, issue any such press release or make any such public statement without the approval of one another.

     6.7. Continued Effectiveness of Representations and Warranties. From the date hereof until the Closing Date, each of the parties shall use their respective best efforts to conduct such parties' affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Articles III and IV shall continue to be true and correct on and as of the Closing Date as if made on the Closing Date and the parties shall promptly notify the others of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach such party of any of such representations and warranties.

     6.8. Expenses. Except as otherwise provided herein, whether or not the transactions contemplated hereby are consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the obligation of the party incurring such expenses.

     6.9. Operation of Advanced Technology International Holdings Limited. (a) From the Closing Date and until the Payment Date, without the consent of Wing-Cheong Ho, Score One shall not take any action:

          (i) to change the number of directors constituting the entire board of directors of Advanced Technology International Holdings Limited ("ATIH") or any subsidiary of ATIH (the "ATIH Group") and, in the event that there shall be a vacancy on the board of any member of the ATIH Group, Score One shall cause a person or persons designated by Wing-Cheong Ho to fill such vacancy;

          (ii) to authorize or permit the issuance, sale, acquisition, repurchase or redemption of any equity securities of any member of the ATIH Group (other than as contemplated herein);

          (iii) to merge or consolidate any member of the ATIH Group with another entity;

          (iv) to encumber (whether by mortgage, lien, pledge, charge, security interest, guarantee, or otherwise) any assets of any member of the ATIH Group;



                                  Exhibit 10.1
                                     - 18 -

          (v) to cause any member of the ATIH Group to sell, transfer, license or otherwise dispose of any rights or assets other than in the ordinary course of business;

          (vi) to cause any member of the ATIH Group to acquire any material assets, or enter into any joint venture, partnership or similar arrangement with any Person;

          (vii) to amend the articles of incorporation, by-laws or any other governance document of any member of the ATIH Group;

          (viii) to incur, assume, guarantee or otherwise become directly or contingently liable for any indebtedness of any Person other than in the ordinary course of business of a member of the ATIH Group or

          (ix) to any other action which may affect in any material way the existing business operations or management of any member of the ATIH Group.

     6.10. Operation of Score One. (a) Until such time as the Series B Shares shall have been converted into Score One Common Stock, I.World shall vote the shares of Score One owned by it solely in favor of persons designated by the Good Step Shareholders to the Board of Directors of Score One and shall not, without the consent of the Good Step Shareholders, vote its shares or otherwise consent to:

          (i) the issuance, sale, acquisition, repurchase or redemption of any equity securities of Score One Inc. or Good Step (other than as contemplated herein);

          (ii) the merger or consolidation of Score One or Good Step with another entity;

          (iii) the encumbrance (whether by mortgage, lien, pledge, charge, security interest, guarantee, or otherwise) any assets of Score One or Good Step;

          (iv) the sale, transfer, license or other disposition of any rights or assets of Score One or Good Step;

          (vii) the amendment of the articles of incorporation, by-laws or any other governance document of any member of the ATIH Group or Good Step; or

          (v) the entry by Score One into any joint venture, partnership or similar arrangement with any Person;

     6.11. Actions by I.World with respect to the Score One Shares. From the Closing Date and until the Payment Date, without the consent of the Good Step Shareholders, I.World shall not voluntarily or involuntarily sell, assign, transfer (by gift or otherwise), pledge, hypothecate, grant a participation interest or other disposition or conveyance of legal or beneficial interest, directly or indirectly, whether in one transaction or in a series of related transactions in any shares of Score One owned by it.

     6.12. [Intentionally Omitted].




                                  Exhibit 10.1
                                     - 19 -

     6.13. Amendment of Articles of Incorporation. As soon as practicable after the Closing Date, Score One shall call a special meeting of shareholders or solicit written consents for the purpose of increasing the authorized capital stock of Score One to 100,000,000 shares of Common Stock and 10,000,000 shares of Series Preferred Stock. I.World agrees to vote its shares or execute written consents in favor or any such amendment.

                                  ARTICLE VII.

                       CONDITIONS PRECEDENT TO PERFORMANCE
                                  OF SCORE ONE

         The obligations of Score One under this Agreement are subject to the following conditions which may be waived in whole or in part by Score One at its election:

     7.1. Bring Down of Representations and Warranties. The representations and warranties of Good Step and the Good Step Shareholders in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and Good Step and the Good Step Shareholders shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

     7.2. Resignations. Score One shall have received the resignations of all directors (except Wing-Cheong Ho, who shall remain as Chairman of Score One, and Wing-Hung Ho) and officers of Score One not designated by Good Step effective as of the Closing Date.

     7.3. Appointment of Directors. Mr. Hong-Zhong Hu and Miss Shuk-Wah Kwok shall have been appointed to serve on the Board of Directors of Score One.

     7.4. Releases. Score One shall have received releases from each of its directors and officers from all claims which such directors and officers may have against Score One as of the Closing Date.

     7.5. Material Adverse Changes. There shall not have been, and on the Closing Date there shall not be in existence, any event, condition or state of facts which could reasonably be expected to result in, any material adverse change in the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Good Step, and Score One shall have received a certificate of the President of Good Step to the foregoing effect.

     7.6. Consents. Good Step shall have obtained all approvals, authorizations and consents required to consummate the transactions contemplated hereby upon terms and subject to conditions satisfactory to Score One in its sole discretion and such approvals, authorizations and consents shall be in full force and effect. Score One shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

     7.7. Injunction. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing



                                  Exhibit 10.1
                                     - 20 -
that the transactions provided for herein or any of them not be consummated as herein provided or which is reasonably likely to have any material adverse effect of the condition (financial or otherwise), Assets, Liabilities, results of operations, business or prospects of Good Step, taken as a whole.

                                 ARTICLE VIII.

                       CONDITIONS PRECEDENT TO PERFORMANCE
                   OF GOOD STEP AND THE GOOD STEP SHAREHOLDERS

     8.1. Bring Down of Representations and Warranties. The representations and warranties of Score One contained in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and Score One shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date. Good Step shall have received a certificate of the President of Score One to the foregoing effect.

     8.2. Authority. Score One shall have delivered to Good Step a certificate of the Secretary of Score One certifying to the resolutions of the Board of Directors of Score One authorizing the transactions contemplated hereby and certifying that such resolutions have not been revoked, suspended or amended and remain in full force and effect. Good Step shall have received all other documents it may reasonably request relating to the existence of Score One and the authority of Score One to enter into this Agreement and to consummate the transactions contemplated hereby.

     8.3. Releases. Score One shall have received releases from each of its directors and officers mentioned in Section 7.2 from all claims which such directors and officers may have against Score One as of the Closing Date.

     8.4. Consents. All approvals, authorizations and consents required by Score One to consummate the transactions contemplated hereby shall have been obtained on terms and conditions satisfactory to Good Step in its sole discretion and shall be in full force and effect, and Good Step shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of such approvals, authorizations and consents.

     8.5. Injunction. There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.


                                  Exhibit 10.1
                                     - 21 -

                                  ARTICLE IX.

                     NATURE AND SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

         All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the party delivering the same. All representations and warranties and covenants shall survive the Closing Date. All representations and warranties contained in this Agreement and in the disclosure schedules or in any certificates or other documents delivered pursuant hereto shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf of, any party hereto. All covenants and agreements shall survive the consummation of the transactions contemplated hereby.

                                   ARTICLE X.

                                 INDEMNIFICATION

         (a) Good Step and the Good Step Shareholders hereby agree to indemnify and hold harmless Score One and its respective Affiliates from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature (any or all of the foregoing are herein referred to as "Loss") insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by Good Step or the Good Step Shareholders in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto.

         (b) Score One and I.World hereby agree to indemnify and hold harmless Good Step and the Good Step Shareholders from and against any Liabilities, damages, losses, claims, Liens, costs or expenses (including reasonable attorneys' fees) of any nature insofar as a Loss (or actions in respect thereof), whether existing or accruing prior or subsequent to the Closing Date, arises out of or is based upon any misrepresentation (or alleged misrepresentation) or breach (or alleged breach) of any of the warranties, covenants or agreements made by Score One or I.World in this Agreement or in any certificate, Schedule, document or Exhibit referenced hereby or attached hereto; provided, however, that I.World shall not be liable for any breach by Score One of the covenants set forth in Section 6.9 hereto.

                                  ARTICLE XI.

                         TERMINATION; AMENDMENT; WAIVER

     11.1. Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

         (a) by mutual written agreement of Good Step, the Good Step Shareholders, I.World and Score One;



                                  Exhibit 10.1
                                     - 22 -

         (b) by Good Step and the Good Step Shareholders, on the one hand, or Score One and I.World, on the other hand, as the case may be, if the Closing shall not have occurred on or before November 30, 2002 so long as the party terminating this Agreement pursuant to this Section 11.1 has not made any material misrepresentation or materially breached a covenant, agreement or warranty contained herein;

         (c) by Score One and I.World, on the one hand, or Good Step and the Good Step Shareholders, on the other hand, if (i) the transactions contemplated hereby shall violate any non-appealable final order, decree or judgment of any court or governmental entity or regulatory body having competent jurisdiction or
(ii) there shall be a statute, rule or regulation which makes the transactions contemplated hereby illegal or otherwise prohibited; or

         (d) by Good Step and the Good Step Shareholders, on the one hand, and Score One and I.World, on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty set forth in this Agreement, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.

         In the event this Agreement is terminated as provided in Section 11.1(a), (b) or (c), this Agreement shall become void and of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that Sections 4.16, 5.16, 6.2, 6.3, 6.6 and 6.8 shall survive and continue in full force and effect notwithstanding termination.

     11.2. Amendment. This Agreement may be amended by action taken by the parties hereto by an instrument in writing.

     11.3. Extension; Waiver. At any time prior to the Closing Date, Good Step, the Good Step Shareholders, Score One may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.

                                  ARTICLE XII.

                                  MISCELLANEOUS

     12.1. Entire Agreement; Assignment. This Agreement, together with all Schedules and Exhibits, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or between any of them with respect to the subject matter hereof. All references to Sections, Exhibits and Schedules shall be deemed references to such parts of this Agreement unless the text requires otherwise. This Agreement shall not be assigned by operation of law or otherwise.

     12.2. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if



                                  Exhibit 10.1
                                     - 23 -
delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  if to Score One or I.World:

                           Unit 2,
                           34 Floor Cable TV Tower
                           9 Hoi Shing Road
                           TSUEN WAN, HONG KONG
                           Attn: Mr. Wing-Cheong Ho

                  if to Good Step or the Good Step Shareholders:

                           G/F., 21A Boundary Street
                           Shamshuipo
                           Kowloon, HONG KONG
                           Fax: (852) 26872701
                           Attn: Mr. Wing-Kei Li

or to such other address as the Person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.

     12.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to applicable principles of conflicts of laws thereof.

     12.4. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.

     12.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     12.6. Specific Performance. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     12.7. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not



                                  Exhibit 10.1
                                     - 24 -
be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

     12.8. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms thereof shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     12.9. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                            [Signature Page Follows]



                                  Exhibit 10.1
                                     - 25 -

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, or individually, as the case may be, all as of the day and year first above written.

                                         GOOD STEP LIMITED


                                         By: /s/ Shuk-Wah Kwok
                                            ---------------------------
                                            Name:  Shuk-Wah Kwok
                                            Title: Director


                                         SCORE ONE, INC.


                                         By: /s/ Wing-Hung Ho
                                            ---------------------------
                                            Name:  Wing-Hung Ho
                                            Title: Chairman


                                         GOOD STEP SHAREHOLDERS


                                            /s/ Wing-Kei Li
                                            ---------------------------
                                            Wing-Kei Li


                                            /s/ Shuk-Wah Kwok
                                            ---------------------------
                                            Shuk-Wah Kwok

                                         I. WORLD LIMITED


                                         By: /s/ Wing-Cheong Ho
                                            ---------------------------
                                            Name:  Wing-Cheong Ho
                                            Title: Director




                                  Exhibit 10.1
                                     - 26 -

                                   SCHEDULE I

                             GOOD STEP SHAREHOLDERS
                              List Of Shareholders


        --------------------------------------------------------------------------------------------------------------
        Name of Shareholders    Shares No. (Good     Series B Convertible Preferred Shares No.    Cash Consideration
                                     Step)                   Post Exchange (Score One)
 ---------------------------------------------------------------------------------------------------------------------
 1.     Wing-Kei Li                  900                              51,300                          $7,110,000
 ---------------------------------------------------------------------------------------------------------------------
 2.     Shuk-Wah Kwok                100                               5,700                          $  790,000
 ---------------------------------------------------------------------------------------------------------------------




                                  Exhibit 10.1
                                   Schedule I
                                     - 27 -